EQ ADVISORS TRUSTSM

EQ/Capital Group Research Portfolio

EQ/Large Cap Core Managed Volatility Portfolio

SUPPLEMENT DATED JULY 16, 2026 TO THE SUMMARY PROSPECTUSES AND PROSPECTUS DATED MAY 1, 2026, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectuses and Prospectus of EQ Advisors Trust (“Trust”) dated May 1, 2026, as supplemented. You should read this Supplement in conjunction with the Summary Prospectuses and Prospectus and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://equitable-funds.com.

Effective immediately, the following changes are being made to the Summary Prospectuses and Prospectus:

Todd Saligman of Capital International, Inc. no longer serves as a member of the team that is responsible for the securities selection, research and trading for the EQ/Capital Group Research Portfolio and a portion of the Active Allocated Portion of the EQ/Large Cap Core Managed Volatility Portfolio. All references to Todd Saligman in the Summary Prospectuses and Prospectus are deleted in their entirety.

The section of the Summary Prospectus and Prospectus entitled “EQ/Capital Group Research Portfolio – WHO MANAGES THE PORTFOLIO – Sub-Adviser: Capital International, Inc. (“Capital International” or the “Sub-Adviser”)” is amended to add the following information:

Name	Title	Since
Nathan Meyer	Investment Analyst	2026

The section of the Summary Prospectus and Prospectus entitled “EQ/Large Cap Core Managed Volatility Portfolio – WHO MANAGES THE PORTFOLIO – Sub-Adviser: Capital International, Inc. (“Capital International” or the “Sub-Adviser”)” is amended to add the following information:

Name	Title	Since
Nathan Meyer	Investment Analyst	2026

The section of the Prospectus entitled “Management of the Trust – The Sub-Advisers – Capital International, Inc.” is amended by deleting the third paragraph in its entirety and replacing it with the following:

Carlos Schonfeld and Nathan Meyer serve as research coordinators for the EQ/Capital Group Research Portfolio and are jointly and primarily responsible for the investment decisions for the EQ/Capital Group Research Portfolio. In addition, they serve as co-research portfolio coordinators and are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the EQ/Large Cap Core Managed Volatility Portfolio.

Carlos Schonfeld is an equity portfolio manager and Partner of the Capital International Investors division of Capital International. He has 27 years of investment experience, all with Capital Group.

Nathan Meyers is an equity portfolio manager and investment analyst at Capital Group, with research responsibility for European media companies, as well as U.S. media, video games, cable, telecom and towers. He has 12 years of investment industry experience, all with Capital Group.